Exhibit  99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell E. Appel,  President of the Value Line U.S. Government Securities Fund, Inc. (the “Registrant”), certify that:

1.
The periodic report on Form N-CSR of the Registrant for the period ended 2/29/12 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	May 3, 2012

		By:	/s/ Mitchell E. Appel
Mitchell E. Appel
President
Value Line U.S. Government Securities Fund, Inc.

Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Emily D. Washington, Treasurer of the Value Line U.S. Government Securities Fund, Inc. (the “Registrant”), certify that:

1.
The periodic report on Form N-CSR of the Registrant for the period ended 2/29/12 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	May 3, 2012

		By:	/s/ Emily D. Washington
Emily D. Washington
Treasurer
Value Line U.S. Government Securities Fund, Inc.